UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2014

Starwood Waypoint Residential Trust

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36163 (Commission File Number)	80-6260391 (IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number,
including area code:
(203) 422-8100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Separation and Distribution Agreement

On January 16, 2014, Starwood Waypoint Residential Trust (the “Trust”) entered into a Separation and Distribution Agreement (the “Separation Agreement”) with Starwood Property Trust, Inc. (“STWD”) that sets forth the agreements between the Trust and STWD to effect the separation and distribution of the Trust from STWD and provide a framework for the Trust’s relationship with STWD after the separation. This agreement governs the relationship between the Trust, and its subsidiaries, and STWD, and its subsidiaries, subsequent to the completion of the separation and provides for the allocation of STWD’s assets, liabilities and obligations attributable to periods prior to the separation between the Trust and STWD.

The information statement filed as an exhibit to the Trust’s Registration Statement on Form 10, originally filed with the Securities and Exchange Commission on October 31, 2013, as amended (the “Information Statement”), provides a detailed description of the terms of the Separation Agreement. Such information is incorporated herein by reference. The Separation Agreement is also attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Amended and Restated Limited Partnership Agreement

On January 16, 2014, the Trust entered into the Amended and Restated Limited Partnership Agreement (the “Partnership Agreement”) of Starwood Waypoint Residential Partnership, L.P. (the “Operating Partnership”), by and among the Trust, as the limited partner of the Operating Partnership, and Starwood Waypoint Residential GP, Inc., the sole general partner of the Operating Partnership and a wholly owned subsidiary of the Trust. The Information Statement provides a detailed description of the terms of the Partnership Agreement. Such information is incorporated herein by reference.  The Partnership Agreement is also attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02                                           Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Trustees

On January 16, 2014, the board of trustees of the Trust (the “Board”) increased the size of the Board from two members to nine. Gary M. Beasley, Colin T. Wiel, Thomas M. Bowers, Richard D. Bronson, Michael D. Fascitelli, Jeffrey E. Kelter and Christopher B. Woodward were each appointed and duly elected to fill the vacancies created by the increase in the size of the Board. Barry S. Sternlicht will continue to serve as chairman of the Board. Each of Thomas M. Bowers, Richard D. Bronson, Michael D. Fascitelli, Jeffrey E. Kelter and Christopher B. Woodward was determined to be an independent trustee under the New York Stock Exchange’s independence standards. The initial term of each trustee will expire on the date of the first annual meeting of the Trust’s shareholders. The committees of the Board will be comprised of the following independent trustees:

Audit Committee: Messrs. Woodward (Chair), Bowers and Kelter

Nominating and Corporate Governance Committee: Messrs. Bowers (Chair), Bronson and Fascitelli

Compensation Committee: Messrs. Kelter (Chair), Bronson and Fascitelli

The Information Statement contains the biographical information about the newly appointed trustees and information about trustee compensation. Such information is incorporated herein by reference.

Equity Incentive Plans

On January 16, 2014, the Trust adopted the Trust’s: (i) Equity Plan (the “Equity Plan”), providing for the issuance of common shares of the Trust (“Common Shares”) and Common Share-based awards to persons providing services to the Trust, including without limitation, the Trust’s trustees, officers, advisors and consultants and employees of the Trust’s external manager, SWAY Management LLC (“SWAY Manager”); (ii) Manager Equity Plan (the “Manager Equity Plan”), providing for the issuance of Common Shares and Common Share-based awards to SWAY Manager; and (iii) Non-Executive Trustee Share Plan (the “Non-Executive Trustee Share Plan”), providing for the issuance of Common Shares and Common Shares-based awards to the Trust’s non-executive trustees.  The Information Statement contains a complete description of the Equity Plan, Manager Equity Plan and Non-Executive Trustee Share Plan, and such description is incorporated herein by reference.  The Equity Plan, Manager Equity Plan and Non-Executive Trustee Share Plan are also attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws.

Effective January 16, 2014, the Trust amended and restated its declaration of trust (the “Amended and Restated Declaration of Trust”) and its bylaws (the “Amended and Restated Bylaws”). Please see the Information Statement for a description of the material provisions of the Amended and Restated Declaration of Trust and the Amended and Restated Bylaws, which description is incorporated herein by reference.  The Amended and Restated Declaration of Trust and the Amended and Restated Bylaws are also attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

2.1                               Separation and Distribution Agreement, dated January 16, 2014, by and between Starwood Property Trust, Inc. and Starwood Waypoint Residential Trust.

3.1                               Articles of Amendment and Restatement of Declaration of Trust of Starwood Waypoint Residential Trust.

3.2                               Amended and Restated Bylaws of Starwood Waypoint Residential Trust.

10.1                        Amended and Restated Limited Partnership Agreement of Starwood Waypoint Residential Partnership, L.P., dated January 16, 2014, by and between Starwood Waypoint Residential Trust and Starwood Waypoint Residential GP, Inc.

10.2                        Starwood Waypoint Residential Trust Equity Plan.

10.3                        Starwood Waypoint Residential Trust Manager Equity Plan.

10.4                        Starwood Waypoint Residential Trust Non-Executive Trustee Share Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD PROPERTY TRUST, INC.

Dated: January 17, 2014	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	General Counsel and Secretary

Exhibit Index

2.1	Separation and Distribution Agreement, dated January 16, 2014, by and between Starwood Property Trust, Inc. and Starwood Waypoint Residential Trust.

3.1	Articles of Amendment and Restatement of Declaration of Trust of Starwood Waypoint Residential Trust.

3.2	Amended and Restated Bylaws of Starwood Waypoint Residential Trust.

10.1

Amended and Restated Limited Partnership Agreement of Starwood Waypoint Residential Partnership, L.P., dated January 16, 2014, by and between Starwood Waypoint Residential Trust and Starwood Waypoint Residential GP, Inc.

10.2	Starwood Waypoint Residential Trust Equity Plan.

10.3	Starwood Waypoint Residential Trust Manager Equity Plan.

10.4	Starwood Waypoint Residential Trust Non-Executive Trustee Share Plan.